Exhibit 32


                      CERTIFICATIONS

Certificate Pursuant to

             18 U.S.C. Section 1350,
             as Adopted Pursuant to
             Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of NetWolves Corporation (the "Company") on Form 10-KSB for the year ending June 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Walter M. Groteke, President, Chief Executive Officer and Chairman of the Board, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: October 17, 2006

                                   By:  /s/Walter M. Groteke
                                   Walter M. Groteke
                                   Chairman of the Board, President
                                   and Chief Executive Officer


Certificate Pursuant to

             18 U.S.C. Section 1350,
             as Adopted Pursuant to
             Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of NetWolves Corporation (the "Company") on Form 10-KSB for the year ending June 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Peter C. Castle, Secretary and Treasurer, Chief Financial Officer and Chief Accounting Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: October 17, 2006

                                  By: /s/Peter C. Castle
                                  Peter C. Castle
                                  Chief Financial Officer,
                                  Vice President-Finance,
                                  Treasure and Secretary
                                  Chief Accounting Officer